UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2008

Cecil Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-24926	52-1883546
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

127 North Street,, ELKTON, Maryland		21921
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-398-1650

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Cecil Bancorp, Inc. intends to mail a letter to its shareholders on February 8, 2007 which includes results of operations and other financial information for 2007 and notice of a cash dividend. The text of that letter is attached hereto as Exhibit 99 and is incorporated herein by reference. Additional information regarding the Company's operations and financial condition will be included in its 2007 Form 10-K.

Item 7.01 Regulation FD Disclosure.

See Item 2.02. The disclosures contained with respect to Item 2.02 including Exhibit 99 are incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cecil Bancorp, Inc.

February 8, 2008	By:	/s/ Lee Whitehead

Name: Lee Whitehead
Title: VP and CFO

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Exhibit Index

Exhibit No.	Description

99	Letter to Stockholders